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                                                                      Exhibit 23


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-75369) of PPL Transition Bond Company, LLC of our report dated January 29, 2001 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 22, 2001